UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2021

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01   Entry into a Material Definitive Agreement

On December 22, 2021, Royal Caribbean Cruises Ltd. (the “Company,” “our” and “we”) entered into amendments to all of our existing export credit facilities for our delivered and undelivered ships (the “ECA Facility Amendments”) to modify the financial covenants to more closely align with those under our existing non-export credit facilities, including (i) revising the calculation of operating cash flow for purposes of testing the fixed charge coverage ratio for each of the first three quarters by annualizing net cash from operating activities from the then-completed quarter(s) beginning with the fourth quarter of 2022, (ii) aligning the net debt to capitalization ratio with our non-export credit facilities, where applicable, and (iii) aligning the calculation of stockholders' equity with our non-export credit facilities, where applicable, through at least the third quarter of 2025, subject to certain exceptions. In addition, the ECA Facility Amendments permit undrawn loan commitments to be considered for the purposes of satisfying the minimum liquidity covenant under the export credit facilities beginning on October 1, 2022. The ECA Facility Amendments also extend the most-favored lender terms in each of the export credit facilities until at least the fourth quarter of 2022 or, if later, the repayment of all amounts that have been deferred under our export credit facilities.

Certain of the lenders participating in the ECA Facility Amendments and affiliates of those parties, provide banking, investment banking and other financial services to us from time to time for which they have received, and we expect will in the future receive, customary fees.

The foregoing description of the ECA Facility Amendments is summary in nature and is qualified in its entirety by reference to the full and complete terms of the amendments, copies of which are filed herewith as Exhibits 10.1 to 10.25 and are incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

10.1	Amendment No. 7 in connection with the Credit Agreement in respect of Odyssey of the Seas – Hull S-713, dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., the lenders party thereto, KfW IPEX-Bank GmbH, and the banks and financial institutions listed therein as mandated lead arrangers.

10.2	Amendment No. 9 in connection with the Credit Agreement in respect of Quantum of the Seas – Hull S-697, dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., the lenders party thereto, KfW IPEX-Bank GmbH, and the banks and financial institutions listed therein as mandated lead arrangers.

10.3	Amendment No. 9 in connection with the Credit Agreement in respect of Anthem of the Seas – Hull S-698, dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., the lenders party thereto, KfW IPEX-Bank GmbH, and the banks and financial institutions listed therein as mandated lead arrangers.

10.4	Amendment No. 6 in connection with the Credit Agreement in respect of Ovation of the Seas – Hull S-699, dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., the lenders party thereto, KfW IPEX-Bank GmbH, and the banks and financial institutions listed therein as mandated lead arrangers.

10.5	Amendment No. 6 in connection with the Credit Agreement in respect of Spectrum of the Seas – Hull S-700, dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., the lenders party thereto, KfW IPEX-Bank GmbH, and the banks and financial institutions listed therein as mandated lead arrangers.

10.6	Amendment No. 4 in connection with the Credit Agreement in respect of Hull S-719, dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., the lenders party thereto, and KfW IPEX-Bank GmbH.

10.7	Amendment No. 4 in connection with the Credit Agreement in respect of Hull S-720, dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., the lenders party thereto, and KfW IPEX-Bank GmbH.

10.8	Amendment No. 6 in connection with the Credit Agreement in respect of Celebrity Reflection - Hull S-691, dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., the lenders party thereto, and KfW IPEX-Bank GmbH.

10.9	Amendment No. 6 in connection with the Credit Agreement in respect of Celebrity Equinox - Hull S-676, dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., the lenders party thereto, and KfW IPEX-Bank GmbH.

10.10	Amendment No. 6 in connection with the Credit Agreement in respect of Celebrity Eclipse - Hull S-677, dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., the lenders party thereto, and KfW IPEX-Bank GmbH.

10.11	Amendment No. 6 in connection with the Credit Agreement in respect of Celebrity Silhouette - Hull S-679, dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., the lenders party thereto, and KfW IPEX-Bank GmbH.

10.12	Amendment No. 6 in connection with the Credit Agreement in respect of Celebrity Solstice - Hull S-675, dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., the lenders party thereto, KfW IPEX-Bank GmbH, and the banks and financial institutions listed therein as mandated co-lead arrangers.

10.13	Amendment No. 4 in connection with the Credit Agreement in respect of Icon 1 - Hull 1400, dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., the lenders party thereto, KfW IPEX-Bank GmbH, BNP Paribas Fortis SA/NV, and the banks and financial institutions listed therein as mandated lead arrangers.

10.14	Amendment No. 4 in connection with the Credit Agreement in respect of Icon 2 - Hull 1401, dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., the lenders party thereto, KfW IPEX-Bank GmbH, BNP Paribas Fortis SA/NV, and the banks and financial institutions listed therein as mandated lead arrangers.

10.15	Amendment No. 3 in connection with the Credit Agreement in respect of Icon 3 - Hull 1402, dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., the lenders party thereto, and KfW IPEX-Bank GmbH.

10.16	Amendment No. 7 in connection with the Credit Agreement in respect of Oasis of the Seas - Hull 1363, dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., the lenders party thereto, and BNP Paribas Fortis SA/NV.

10.17	Amendment Agreement in connection with the Credit Agreement in respect of Symphony of the Seas - Hull B34, dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., the lenders party thereto, Citibank N.A. London Branch, Citibank Europe PLC, and the banks and financial institutions listed therein as mandated lead arrangers.

10.18	Amendment Agreement in connection with the Credit Agreement in respect of Celebrity Edge - Hull J34, dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., the lenders party thereto, Citibank N.A. London Branch, SMBC Bank International PLC, Citibank Europe PLC UK Branch, and the banks and financial institutions listed therein as mandated lead arrangers.

10.19	Amendment Agreement in connection with the Credit Agreement in respect of Celebrity Apex - Hull K34, dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., the lenders party thereto, Citibank N.A. London Branch, SMBC Bank International PLC, Citibank Europe PLC UK Branch, and the banks and financial institutions listed therein as mandated lead arrangers.

10.20	Amendment Agreement in connection with the Credit Agreement in respect of Hull A35 at Chantiers de L’Atlantique S.A., dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., Palmeraie Finance Limited, the lenders party thereto, Citibank Europe PLC UK Branch, Citicorp Trustee Company Limited, Citibank N.A. London Branch, HSBC Continental Europe, and the mandated lead arrangers party thereto.

10.21	Amendment Agreement in connection with the Credit Agreement in respect of Hull C34 at Chantiers de L’Atlantique S.A., dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., Hibisyeu Finance Limited, the lenders party thereto, Citibank Europe PLC UK Branch, Citicorp Trustee Company Limited, Citibank N.A. London Branch, HSBC Continental Europe, SMBC Bank International PLC, and the other banks and financial institutions listed therein.

10.22	Amendment Agreement in connection with the Credit Agreement in respect of Hull L34 at Chantiers de L’Atlantique S.A., dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., Hoediscus Finance Limited, the lenders party thereto, Citibank Europe PLC UK Branch, Citicorp Trustee Company Limited, Citibank N.A. London Branch, HSBC Continental Europe, SMBC Bank International PLC, and the other banks and financial institutions listed therein.

10.23	Amendment Agreement in connection with the Credit Agreement in respect of Hull M34 at Chantiers de L’Atlantique S.A., dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., Houatorris Finance Limited, the lenders party thereto, Citibank Europe PLC UK Branch, Citicorp Trustee Company Limited, Citibank N.A. London Branch, HSBC Continental Europe, SMBC Bank International PLC, and the other banks and financial institutions listed therein.

10.24	Amendment Agreement in connection with the Credit Agreement in respect of Harmony of the Seas – Hull A34 (EUR Facility), dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., Société Générale, the lenders party thereto, and the banks and financial institutions listed therein as mandated lead arrangers.

10.25	Amendment Agreement in connection with the Credit Agreement in respect of Harmony of the Seas – Hull A34 (USD Facility), dated as of December 22, 2021, between Royal Caribbean Cruises Ltd., Société Générale, the lenders party thereto, and the banks and financial institutions listed therein as mandated lead arrangers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	December 28, 2021	By:	/s/ Jason T. Liberty
		Name:	Jason T. Liberty
Executive Vice President, Chief Financial Officer